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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 21, 2006

                         MACKINAC FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

          MICHIGAN                       0-20167                  38-2062816
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

         130 SOUTH CEDAR STREET
          MANISTIQUE, MICHIGAN                                      49854
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (888) 343-8147

                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

     On December 21, 2006 Mackinac Financial Corporation (the "Company") entered into an amended and restated employment agreement with Kelly W. George pursuant to which Mr. George will serve as President of the Company and President and Chief Executive Officer of its principal banking subsidiary, mBank (the "Bank"), with a salary of not less than $209,000 per annum. Mr. George, age 39, held various positions in branch management and retail/commercial lending with Bank One Cleveland N.A. and National City Bank in Cleveland, Ohio from 1990-1997. From 1997-2001 he served as the Examiner-in-Charge for the supervision of various financial institutions for the Federal Reserve Bank of Cleveland. His duties included evaluating commercial banks and parent holding companies in the areas of capital protection, asset quality, management, earnings performance, liquidity, and interest rate risk sensitivity. From 2001-2003 Mr. George served as the Senior Vice President/Chief Lending Officer for The Commercial and Savings Bank in Millersburg, Ohio, where he played a key role in the strategic rehabilitation of a troubled bank under serious regulatory enforcement actions. Mr. George served as Senior Vice President/Chief Lending Officer of the Bank from September 2003 though April 2005 when he was promoted to Executive Vice President and Chief Lending Officer of the Bank. In August 2005 Mr. George was promoted to President of the Bank, a position he has since held In these capacities Mr. George was responsible for providing leadership throughout all lending areas of the Bank to improve the Bank's non-performing loan portfolio and credit risk management systems. Mr. George matriculated from The Ohio State University.

     The amended and restated employment agreement supersedes and replaces in its entirety the employment agreement dated December 14, 2004 as amended by the first amendment to employment agreement dated January 12, 2005. The agreement has a term of 37 months, expiring January 31, 2010. During the term of his employment, Mr. George may be eligible for an additional incentive bonus and will be entitled to participate in any Company employee benefit plans that are made available to executive employees of the Company or the Bank. In the event we require Mr. George to relocate his principal office location we may also be required to make certain relocation payments. In the event the agreement is terminated under certain circumstances, we are obligated to make termination payments in a lump sum or over time depending on the reason the agreement was terminated. The agreement also contains confidentiality, non-competition and non-solicitation provisions. A copy of the Amended and Restated Employment Agreement is attached as Exhibit 10.1 hereto and incorporated herein by reference.

     There are no related party transactions between the Company and Mr. George reportable under Item 404(a) of Regulation S-K.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     The disclosure set forth in Item 1.01 with respect to Mr. George is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are filed or furnished with this report:

Exhibit No.   Description
-----------   -----------
10.1          Amended and Restated Employment Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MACKINAC FINANCIAL CORPORATION


Date: January 3, 2007                   By /s/ Ernie R. Krueger
                                           -------------------------------------
                                           Ernie R. Krueger
                                           Executive Vice President and Chief
                                           Financial Officer

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
10.1          Amended and Restated Employment Agreement